VIA EDGAR

May 2, 2012

Securities and Exchange Commission

100 F Street, N.E.

Washington, DC 20549

Re:	Touchstone Investment Trust

File Nos. 002-52242 and 811-02538

Ladies and Gentlemen:

On behalf of Touchstone Investment Trust (the “Registrant”), and pursuant to Rule 497(e) under the Securities Act of 1933, as amended, attached for filing are exhibits containing interactive data format risk/return summary information that mirror the risk/return summary information as supplemented, dated April 16, 2012, to the Prospectus dated January 27, 2012, for the Touchstone Core Bond Fund (the “Fund”). The purpose of the filing is to submit the 497(e) filing dated April 16, 2012 (Accession No. 0001104659-12-025708) in XBRL for the Funds.

If you have any questions about this matter please contact the undersigned at 513-362-8144.

Very truly yours,

TOUCHSTONE INVESTMENT TRUST

/s/Jill McGruder

President